(Letterhead of Independent Mining Consultants, Inc.)




                                   January 12, 1994



Freeport-McMoRan Copper & Gold Inc.
First Interstate Bank Building
One East First Street, Suite 1600
Reno, Nevada  89501


Dear Sirs:

          We refer to the proposed Prospectus Supplement to the Prospectus dated July 21, 1993 forming part of the Registration Statement on Form S-3 of Freeport-McMoRan Copper and Gold Inc. filed with the Securities and Exchange Commission.

          We consent to the references to our firm in such prospectus supplement under the captions "Prospectus Summary", "The Company-Ore Reserves" and "Experts". We also consent to the use of the summaries of our report under the caption "The Company-Ore Reserves".


                                   Sincerely,

                                  /s/ Herbert E. Welhener
                                   Herbert E. Welhener
                                   Vice President